United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025

SOLIDION TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41323	87-1993879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13355 Noel Road, Suite 1100

Dallas, TX 75240

(Address of principal executive offices, including zip code)

(972) 918-5120

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Warrant Conversion

On October 8, 2025 (the “Effective Date”), Madison Bond LLC and Bayside Project LLC (together, the “Purchasers”) announced the purchase of all of the outstanding Series C and Series D Warrants (together, the “Warrants”) previously issued by Solidion Technology, Inc. (the “Company”) pursuant to the Securities Purchase Agreement, dated as of August 30, 2024 (the “Original Purchase Agreement”). Immediately thereafter, the Company determined to invoke certain provisions in the Warrants and the Original Purchase Agreement in order to convert (the “Conversion”) all remaining unexercised portions of the Series C and Series D Warrants into shares of the Company’s common stock, at a ratio of 1 to 1, such that each outstanding Series C and Series D warrant was converted into one share of the Company’s common stock (the “Common Stock”). The Purchasers received 3,447,957 shares (the “Conversion Shares”) of the Company’s common stock in the Conversion and the Company cancelled all outstanding Series C and Series D Warrants.

Purchase Agreement Amendment

In connection with the Conversion, the Purchasers have agreed to amend the Original Purchase Agreement to lift certain finance restrictions on the Company, including the provisions therein related to restrictions on the additional issuances of securities, participation in future financings and lock-ups, subject to reasonable dilution protection for the Buyers.

Lock-up

In connection with the Conversion, the Purchasers have agreed, subject to the certain customary exceptions, not to (i) sell, offer to sell, agree to offer or sell, solicit offers to purchase, convert, contract or agree to sell, pledge, encumber, assign, borrow, or otherwise dispose of, directly or indirectly, any shares of Common Stock held by them (such shares, together with any securities convertible into or exchangeable for or representing the rights to receive shares of Common Stock if any, acquired during the Lock-Up Period (as defined below), the “Lock-Up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise, or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the date that is 12 months after the Effective Date (the period from the Effective Date until such date, the “Lock-Up Period”). The exceptions also generally include transfers (A) of no more than five percent (5%) of the total Lock-Up Shares in the aggregate taking into account all transfers during the Lock-Up Period (provided that total transfers during any period of five consecutive trading days shall not exceed five percent (5%) of the daily average trading volume of the Common Stock over the immediately preceding five trading days and (B) in connection with the pledge, hypothecation or other grant of a security interest in any Lock-Up Shares to one or more lending institutions as collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such Lock-Up Shares.

Item 3.02 Unregistered Sales of Equity Securities.

On the Effective Date, the Company issued the Conversion Shares pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). No underwriting discounts or commissions were paid with respect to such sales.

On October 9, 2025, the Company issued 40,000 bonus shares of Common Stock to each of its non-executive directors, John Davis and Karin-Joyce Tjon, and its former non-executive director Cynthia Ekberg Tsai. The issuances were in consideration of their prior board service from the closing of the Company’s business combination on February 2, 2024 until one year thereafter. The issuances were pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. No underwriting discounts or commissions were paid with respect to such issuances.

On October 9, 2025, the Company issued 120,000 bonus shares of Common Stock to certain of its employees that are not executive officers. The issuances were in consideration of their prior service to the Company from the closing of the Company’s business combination on February 2, 2024 until one year thereafter. The issuances were pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. No underwriting discounts or commissions were paid with respect to such issuances.

On October 9, 2025, the Company issued 450,000 shares of Common Stock to Global Graphene Group, Inc. (“G3”), pursuant to an “earn-out” provision in the merger agreement among Nubia Brand International Corp., Honeycomb Battery Company (a subsidiary of G3 prior to the business combination involving the Company), and Nubia Merger Sub, Inc., dated as of February 2, 2024, following the approval by the board of directors of the Company to deem the earn-out conditions satisfied in full in light of, among other things, the Company’s capital structure and the ongoing shared services agreement between G3 and the Company. As of the date hereof, G3 owns in excess of 20% of the Company’s outstanding shares of Common Stock. Dr. Bor Jang is the Chairman of the Board of Directors and Chief Science Officer of the Company, as well as the Chairman of the Board of Directors and Chief Executive Officer of G3. The issuance was pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. No underwriting discounts or commissions were paid with respect to such issuance.

Item 5.01 Changes in Control of Registrant.

As of the Effective Date, as described in Item 1.01 above, which is incorporated by reference into this Item 5.01, the Conversion was effected, which resulted in a change in control of the Company by virtue of holding approximately 47.5% of the Company’s issued and outstanding Common Stock and being the largest stockholder of the Company.

To the Company’s knowledge, as a result of the Conversion and the issuances set forth in Item 3.02, which is incorporated by reference into this Item 5.01, the following stockholders own more than 5% of the Company’s issued and outstanding Common Stock based on the number of shares of Common Stock outstanding as of the date of this Current Report of 7,252,723:

Madison Bond LLC and Bayside Project LLC beneficially own 3,447,957 shares of Common Stock, which constitutes 47.5% of the Company’s issued and outstanding shares of Common Stock. William A. Morgan serves as the Manager of each of Madison Bond LLC and Bayside Project LLC. The business address for Madison Bond LLC and Bayside Project LLC is 2 Penn Plaza, 31st Floor, New York, NY 10121.

Global Graphene Group, Inc. beneficially owns 1,756,013 shares of Common Stock, which constitutes 24.2% of the Company’s issued and outstanding shares of Common Stock. Based on a Schedule 13D filed by G3 on February 6, 2024, G3 is managed by a board of directors consisting of Dr. Jang, Dr. Zhamu, Henry Wang, Max Wu, Wei Hsu, Edson Chang, and Hyun Yeo. Any action by G3 with respect to the shares of Solidion, including voting and dispositive decisions, requires a majority vote of the members of the board of managers of G3. Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of G3’s directors, none of the directors is deemed to be a beneficial owner of shares of Solidion, even those in which any director holds a pecuniary interest. The business address for G3 is 1240 McCook Ave., Dayton, Ohio 45404.

The number of shares beneficially owned by each person is determined in accordance with the SEC’s rules and regulations, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC’s rules and regulations, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 15, 2025, through the exercise of any stock option, warrants, or other rights or the vesting of any stock awards. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by that person.

To the Company’s knowledge, there are no arrangements or understandings among members of both the former and new control persons and their respective associates with respect to the election of directors or other matters. Additionally, there are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The information under Item 3.02 above is hereby incorporated by reference into this Item 5.02.

Item 7.01 Regulation FD Disclosure.

On October 8, 2025, the Company issued a press release announcing the Strategic Financing Restructuring. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As previously disclosed, the Company has received notices from the Listing Qualifications staff of the Nasdaq Stock Market LLC (“Nasdaq”) due to the Company’s noncompliance with (i) the minimum Market Value of Listed Securities (“MVLS”) requirement as set forth in Nasdaq Listing Rule 5450(b)(2)(A), (ii) the total assets and total revenue standard as set forth in Nasdaq Listing Rule 5450(b)(3)(A) and (iii) the minimum Market Value of Publicly Held Shares (“MVPHS”) requirement as set forth in Nasdaq Listing Rule 5450(b)(2)(C). Prior to the expiration of the 180-day compliance periods related to each of the foregoing, the Company completed the Conversion and applied for a transfer of the listing of its securities to The Nasdaq Capital Market. As of the date of this Current Report, the Company believes it is in compliance with the continued listing requirements on The Nasdaq Capital Market.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. The statements contained in this report that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this report are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable laws.

As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: our ability to execute our business model, including scaling production and increasing the addressable market for our products and services; our ability to raise capital; the outcome of any legal proceedings that may be instituted against us; the ability to maintain the listing of our securities on the Nasdaq; the possibility that we may be adversely affected by other economic, business or competitive factors, including supply chain interruptions, and may not be able to manage other risks and uncertainties; changes in applicable laws or regulations; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 16, 2025.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated October 8, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2025

SOLIDION TECHNOLOGY, INC.

By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Chief Executive Officer